EXHIBIT 10.6

Second Amendment to Manufacturing Services Agreement
between Patheon Pharmaceuticals Inc., and Raptor Pharmaceuticals Inc.

Background: Patheon Pharmaceuticals Inc., ("Patheon") and Raptor Pharmaceuticals Inc., (formerly known as Raptor Therapeutics, Inc.), ("Raptor") entered into a Manufacturing Services Agreement dated November 15, 2010, as amended on April 5, 2012 (the "Agreement").  Patheon and Raptor wish to further amend the Agreement to add Raptor Pharmaceuticals Europe B.V., a wholly owned subsidiary of RPTP European Holdings C.V. (a wholly-owned subsidiary of Raptor) as an additional party to the Agreement and to update the Pricing in Schedule B.
NOW THEREFORE in consideration of the premises hereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree to amend the Agreement as follows:
1.            Second Amendment to Agreement:
(a)  Raptor Pharmaceuticals Europe B.V. located at Naritaweg 165, Telestone-Teleport, 1043 BW Amsterdam, the Netherlands, is hereby added as a party to the Agreement and will thereupon have all the rights and obligations of the "Client" thereunder.  All references to "Client" in the Agreement shall refer to Raptor and/or Raptor Pharmaceuticals Europe B.V., as applicable.
(b)  Schedule B to the Agreement is deleted in its entirety and is replaced in its entirety with the Schedule B attached to this Second Amendment.
2.
No Other Modifications.  The "Background" section of this document is incorporated into this Second Amendment.  Except as expressly amended by this Second Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

3.	Counterparts. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

[Signature page to follow]

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IN WITNESS WHEREOF, the parties have caused this Second Amendment to be duly executed by their authorized representatives, effective as of June 21, 2013.

RAPTOR PHARMACEUTICALS INC.                                                                                                                PATHEON PHARMACEUTICALS INC.

By:  _/s/ Julie Smith_____________________                                                                                                                By:  _/s/ Francis P. McCune ____________
Name:  _Julie Smith_____________________                                                                                                                Name:  _ Francis P. McCune____________
Title:  __EVP Strategy & COO______________                                                                                                                Title:  _Secretary______________________

RAPTOR PHARMACEUTICALS EUROPE B.V.                      APPROVED BY LEGAL
By:  _/s/ Kim R. Tsuchimoto___________                                                                                                                FPM7-22-13
Name:  _Kim R. Tsuchimoto___________                                                                                                                Initials                          Date
Title:  _Director A____________________

RAPTOR PHARMACEUTICALS EUROPE B.V.
By:  _/s/ Henk Doude van Troostwijk _______
Name:  _Henk Doude van Troostwijk _______
Title:  _Director B_______________________

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SCHEDULE B
(as revised by the Second Amendment to the Agreement effective June 21, 2013)
MINIMUM ORDERING QUANTITY AND PRICE
[****]

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